UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2003
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)


Item 5. Other Events

        On  April 17, 2003, Whitney  Holding Corporation  issued  a   news
release announcing its financial results for the quarter ended March 31, 2003 (the "News Release"). The News Release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.
        (c) Exhibits

        99.1    News Release dated April 17, 2003

Item 9. Regulation FD Disclosure. (Provided under Item 12)

        The News Release referred to in Item 5 and filed as an exhibit hereto is incorporated herein by reference. This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12.Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: April 17, 2003
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                                Description
-------                                               -----------
99.1                                        News Release dated April 17, 2003.


Exhibit 99.1

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                           WHITNEY HOLDING CORPORATION

                             228 ST. CHARLES AVENUE

                              NEW ORLEANS, LA 70130

                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
                  504/552-4591                                   April 17, 2003

                     WHITNEY REPORTS FIRST QUARTER EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $.59 per share, or $23.5 million, in the first quarter of 2003, a 5% increase over earnings of $.56 per share, or $22.1 million, in the first quarter of 2002.

         Selected highlights from the first quarter's results follow:

o        Whitney's   net  interest   income  (TE)   increased  less than 1%, or
         $.4  million,  from the  first  quarter  of 2002,  as a 12 basis  point improvement  in the net  interest  margin  (TE),  to 4.57%,  offset the impact of a 2% decline in earning  assets  between these  periods.  The prevailing  environment  of low market rates  reduced both asset yields and funding  costs  throughout  2002 and again in the first  quarter of
         2003.  Funding  costs  decreased  58 basis  points  between  the  first quarters  of 2002 and 2003,  compared  to a 46 basis  point  decline in overall  earning asset yields.  Funding costs benefited from a shift in the mix of funds to  noninterest-bearing  and other lower-cost sources.
         At the same time,  changes in the earning asset mix helped moderate the decline in overall asset yields.  Loans grew to 69% of average  earning assets from 66% in the first quarter of 2002, and investment securities increased to 30% of earning assets from 25% in the year-earlier period.
         Sustained low interest rates and restrained  loan demand in the face of economic  uncertainty  continue to put pressure on net interest margins throughout the banking industry and pose challenges to improving banks'
         net interest income.

o        Whitney    provided $.5  million  for loan  losses in the first quarter
         of 2003,  the same  as  in  the fourth  quarter  of  2002,   and  down
         from  $3.0   million  in  first  quarter  of  2002.   Net

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                                        2

         charge-offs  totaled $.7 million in the first quarter of 2003, compared to $1.7 million in the fourth  quarter of 2002 and $3.0 in 2002's first quarter.  The  allowance  for loan  losses,  both in  dollars  and as a percentage of loans,  was little  changed from year-end 2002 to the end of 2003's first quarter.  Criticized loans with well-defined weaknesses or for which full  repayment  is doubtful  decreased  approximately  $2 million  from the end of 2002.  Loans  with  indications  of  potential weaknesses and warranting  special  attention,  however,  increased $27 million,  raising the total of  criticized  loans by $25  million  from
         year-end  2002.   Nonperforming   loans,  which  are  included  in  the
         criticized loan total and encompass  substantially all loans separately evaluated for impairment,  increased $3.0 million from the end of 2002.
         The allowance  required for impaired loans at March 31, 2003,  however, was  virtually  unchanged  from  December 31, 2002.  There have been no significant  trends related to industries or markets underlying changes in criticized and nonperforming loans.

o Noninterest income, excluding securities transactions, increased 6%, or $1.1 million, from the first quarter of 2002. Income from secondary mortgage market operations, which increased 34%, or $.7 million, was the major contributor, as low rates continued to present homeowners with attractive refinancing opportunities and helped sustain demand for new home purchases. Transaction volumes from bank-issued debit cards continue to grow and drove the 19%, or $.4 million, increase in the credit card income category. Fees on unused loan commitments were the main factor behind the 12%, or $.5 million, increase in other noninterest income. Investment services income and revenue from an agreement to outsource the bank's official checks that was implemented in the second half of 2002 also contributed to this improvement.
         Service charges from deposit accounts were 3% lower in the first quarter of 2003 on reduced charging opportunities, and trust service fees declined 9% in the face of continued difficulties in the capital markets.

o Noninterest expense increased 4%, or $2.3 million, from 2002's first quarter. Total personnel expense was up 11%, or $3.5 million, as employee compensation increased 8%, or $2.1 million, and employee benefits rose 26%, or $1.4 million. Although base pay increased approximately 3%, or close to $.7 million, targeted employee incentive


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                                       3


         pay rose more  sharply,  mainly  reflecting  the impact of higher  loan production volumes on retail mortgage origination incentives. Long-term
         incentive   plan   expense,    which   includes   certain   stock-based
         compensation, increased 16%, or $.3 million. An increase of $.9 million in defined  benefit  pension  plan  expense  was the main driver of the increase in employee benefits expense.  Annual pension expense for 2003 is currently projected to be $2.1 million above the level in 2002. Most other  major  expense  categories  showed  improvement  from the  first quarter of 2002. The 9%, or $.5 million,  decrease in occupancy expense related mainly to nonroutine  maintenance  projects in the year-earlier
         period,   but  also   reflected   benefits  from  the   elimination  of
         underutilized  facilities.  Close control over capital expenditures has had a favorable impact on equipment and data processing expense,  which decreased 22%, or $1.2 million, in 2003's first quarter,  although this rate of decrease is not anticipated to continue throughout 2003.

         Average loans in the first quarter of 2003 were 1%, or $61 million, higher than in the first quarter of 2002. During the latter half of 2002 and continuing into 2003, the commercial loan portfolio has shown some growth that mainly reflects new customer development. For the first quarter of 2003, commercial loans, including construction loans and other real property loans, were up 5%, or $166 million, on average compared to the first quarter of 2002.
Offsetting this growth was a decrease of 15%, or $113 million, in the residential mortgage loan portfolio. Increased refinancing activity coupled with management's continuing decision to sell most current production in the secondary market was the major factor behind the decline in this portfolio segment. At the end of 2002, management also decided to market a portfolio of affordable-housing loans, reclassifying this portfolio as held for sale.

         Average deposits were down 3%, or $190 million, in the first quarter of 2003, mainly reflecting an influx of temporary funds from local governmental entities in the year-earlier quarter. Deposit-pricing strategies implemented during 2002 and sustained demand for deposit products helped improve the mix of deposits throughout that year, and these improvements have been preserved in 2003. Higher-cost time deposits for the first quarter of 2003 were 14%, or $240 million, below 2002's first quarter, with some funds flowing to other deposit products. Total lower-cost deposits increased 1%, or $50 million, on average, with noninterest-bearing demand deposits

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

                                       4

 up 4%, or $60 million, and deposits in lower-cost interest-bearing products down less than 1%, or $10 million.

         Whitney Holding  Corporation,  through its banking  subsidiary  Whitney
National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

                                      -----
                  This  news  release  may  contain   statements  that  are  not
         historical facts and are  "forward-looking  statements" as that term is defined by the Private Securities  Litigation Reform Act of 1995. These
         forward-looking  statements,  which  Whitney  makes in good faith,  are based  on  numerous  assumptions,  certain  of  which  we may  refer to specifically  in connection  with a particular  statement.  Some of the more important assumptions include
           o  expectations about overall economic strength  and the  performance of  the  economies in  Whitney's  market  area,
           o  expectations  about the  movement  of  interest  rates,  including actions that may be taken by the Federal Reserve Board in response to changing economic conditions,
           o  reliance   on   existing   or  anticipated  changes in  laws  and
              regulations affecting the activities of the banking  industry and other financial service providers, and
           o  expectations  regarding  the  nature  and   level of  competition,
              changes in  customer  behavior  and  preferences,  and  Whitney's ability to execute its plans to respond effectively.

                  Because it is uncertain whether future conditions and events will confirm these assumptions, there is a risk that Whitney's future results will differ materially from what is stated in or implied by such forward-looking statements. Whitney cautions readers to consider this risk.

                  Whitney undertakes no obligation to update or revise any of the information in this news release, whether as a result of new information, future events or developments, or for any other reason.


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                                                                    5
    --------------------------------------------------------------------------------------------------------------------------------
                                               WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
    --------------------------------------------------------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                          First              First
                                                                                                         Quarter            Quarter
    (dollars in thousands, except per share data)                                                         2003               2002
    -------------------------------------------------------------------------------------------   ----------------------------------
    INCOME DATA
        Net interest income                                                                        $      72,794     $      72,607
        Net interest income (tax-equivalent)                                                              74,216            73,833
        Provision for loan losses                                                                            500             3,000
        Noninterest income (excluding securities transactions)                                            21,495            20,369
        Securities transactions                                                                                -                 -
        Noninterest expense                                                                               59,294            56,977
        Net income                                                                                        23,470            22,092
    -------------------------------------------------------------------------------------------   ----------------------------------

    AVERAGE BALANCE SHEET DATA
        Loans                                                                                      $   4,461,849     $   4,400,375
        Investment in securities                                                                       1,975,563         1,695,498
        Earning assets                                                                                 6,550,281         6,690,593
        Total assets                                                                                   7,074,196         7,242,746
        Deposits                                                                                       5,762,353         5,951,971
        Shareholders' equity                                                                             811,347           731,120
    -------------------------------------------------------------------------------------------   ----------------------------------

    PER SHARE DATA
        Earnings per share
           Basic                                                                                   $         .59     $         .56
           Diluted                                                                                           .58               .55
        Cash dividends per share                                                                   $         .30     $         .27
        Book value per share, end of period                                                        $       20.25     $       18.30
        Trading data
           High closing price                                                                      $       34.39     $       34.50
           Low closing  price                                                                              31.62             29.13
           End-of-period closing  price                                                                    34.20             33.24
           Trading volume                                                                              6,344,880         2,958,102
    -------------------------------------------------------------------------------------------   ----------------------------------

    RATIOS
        Return on average assets                                                                            1.35 %            1.24 %
        Return on average shareholders' equity                                                             11.73             12.25
        Net interest margin                                                                                 4.57              4.45
        Dividend payout ratio                                                                              51.29             48.55
        Average loans as a percentage of average deposits                                                  77.43             73.93
        Efficiency ratio                                                                                   61.95             60.48
        Noninterest income as a percentage of total revenue
           (excluding securities transactions)                                                             22.46             21.62
        Allowance for loan losses as a percentage of
           loans, at end of period                                                                          1.46              1.64
        Nonperforming assets as a percentage of loans plus
           foreclosed assets and surplus property, at end of period                                          .98              1.05
        Average shareholders' equity as a percentage
           of average total assets                                                                         11.47             10.09
        Leverage ratio, at end of period                                                                    9.86              8.68
    -------------------------------------------------------------------------------------------   ----------------------------------

    Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
    The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities transactions).
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     -------------------------------------------------------------------------------------------------------------------------------
                                                  WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
     -------------------------------------------------------------------------------------------------------------------------------
                                                    DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                        First            First
                                                                                                       Quarter          Quarter
     (dollars in thousands)                                                                             2003              2002
     -------------------------------------------------------------------------------------------------------------------------------
                                      ASSETS
     ---------------------------------------------------------------------------
     EARNING ASSETS

       Loans                                                                                        $    4,461,849   $    4,400,375
       Investment in securities
          Securities available for sale                                                                  1,774,668        1,511,003
          Securities held to maturity                                                                      200,895          184,495
                                                                                                 -----------------------------------
             Total investment in securities                                                              1,975,563        1,695,498
                                                                                                 -----------------------------------
       Federal funds sold and short-term investments                                                        53,589          569,683
       Loans held for sale                                                                                  59,280           25,037
                                                                                                 -----------------------------------
             Total earning assets                                                                        6,550,281        6,690,593
     -------------------------------------------------------------------------------------------------------------------------------
     NONEARNING ASSETS
       Accrued interest receivable                                                                          30,642           34,188
       Goodwill                                                                                             69,164           68,858
       Other intangible assets                                                                              28,066           33,946
       Other assets                                                                                        462,636          488,022
       Allowance for loan losses                                                                           (66,593)         (72,861)
     -------------------------------------------------------------------------------------------------------------------------------

             Total assets                                                                           $    7,074,196   $    7,242,746
     -------------------------------------------------------------------------------------------------------------------------------

                                     LIABILITIES
     ---------------------------------------------------------------------------
     INTEREST-BEARING LIABILITIES
       Interest-bearing deposits
          NOW account deposits                                                                      $      687,573   $      818,098
          Money market investment deposits                                                               1,381,507        1,298,161
          Savings deposits                                                                                 538,379          501,394
          Other time deposits                                                                              834,169          981,800
          Time deposits $100,000 and over                                                                  662,523          754,550
                                                                                                 -----------------------------------
             Total interest-bearing deposits                                                             4,104,151        4,354,003
                                                                                                 -----------------------------------
       Short-term borrowings                                                                               439,948          495,683
                                                                                                 -----------------------------------
             Total interest-bearing liabilities                                                          4,544,099        4,849,686
     -------------------------------------------------------------------------------------------------------------------------------
     NONINTEREST-BEARING LIABILITIES
       Noninterest-bearing deposits                                                                      1,658,202        1,597,968
       Accrued interest payable                                                                              8,047           15,065
       Other liabilities                                                                                    52,501           48,907
                                                                                                 -----------------------------------
             Total liabilities                                                                           6,262,849        6,511,626
     -------------------------------------------------------------------------------------------------------------------------------
                             SHAREHOLDERS' EQUITY                                                          811,347          731,120
     -------------------------------------------------------------------------------------------------------------------------------

             Total liabilities and shareholders' equity                                             $    7,074,196   $    7,242,746
     -------------------------------------------------------------------------------------------------------------------------------

     EARNING ASSETS LESS
         INTEREST-BEARING LIABILITIES                                                               $    2,006,182   $    1,840,907
     -------------------------------------------------------------------------------------------------------------------------------

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   ---------------------------------------------------------------------------------------------------------------------------------
                                              WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
   ---------------------------------------------------------------------------------------------------------------------------------
                                                        CONSOLIDATED BALANCE SHEETS
   ---------------------------------------------------------------------------------------------------------------------------------

                                                                                    March 31         December 31          March 31
   (dollars in thousands)                                                             2003               2002               2002
   ---------------------------------------------------------------------------------------------------------------------------------
                              ASSETS
   -----------------------------------------------------------------
     Cash and due from financial institutions                                $       254,653      $     326,124      $      200,823
     Federal funds sold and short-term investments                                    71,846              4,327             381,097
     Loans held for sale                                                              58,352             65,572              16,718
     Investment in securities
        Securities available for sale                                              1,802,578          1,773,591           1,637,647
        Securities held to maturity                                                  198,226            202,107             173,386
                                                                             -------------------------------------------------------
           Total investment in securities                                          2,000,804          1,975,698           1,811,033
     Loans                                                                         4,525,436          4,455,412           4,362,312
        Allowance for loan losses                                                    (65,878)           (66,115)            (71,669)
                                                                             -------------------------------------------------------
           Net loans                                                               4,459,558          4,389,297           4,290,643
                                                                             -------------------------------------------------------
     Bank premises and equipment                                                     149,230            151,620             160,642
     Accrued interest receivable                                                      29,026             28,649              34,129
     Goodwill                                                                         69,164             69,164              69,164
     Other intangible assets                                                          27,346             28,807              33,192
     Other assets                                                                     63,445             58,623              71,607
   ---------------------------------------------------------------------------------------------------------------------------------
           Total assets                                                      $     7,183,424      $   7,097,881      $    7,069,048
   ---------------------------------------------------------------------------------------------------------------------------------

                              LIABILITIES
   -----------------------------------------------------------------
     Noninterest-bearing demand deposits                                     $     1,728,356      $   1,692,939      $    1,580,326
     Interest-bearing deposits                                                     4,168,404          4,089,940           4,260,714
                                                                             -------------------------------------------------------
           Total deposits                                                          5,896,760          5,782,879           5,841,040
                                                                             -------------------------------------------------------

     Short-term borrowings                                                           398,768            453,415             430,312
     Accrued interest payable                                                          7,427              7,383              13,699
     Accounts payable and other accrued liabilities                                   67,918             53,721              56,928
                                                                             -------------------------------------------------------
           Total liabilities                                                       6,370,873          6,297,398           6,341,979
   ---------------------------------------------------------------------------------------------------------------------------------
                          SHAREHOLDERS' EQUITY
   -----------------------------------------------------------------
     Common stock, no par value                                                        2,800              2,800               2,800
     Capital surplus                                                                 170,997            167,235             157,677
     Retained earnings                                                               618,668            607,235             567,608
     Accumulated other comprehensive income                                           27,846             30,104               5,065
     Treasury stock at cost                                                             (211)                 -                 (50)
     Unearned restricted stock compensation                                           (7,549)            (6,891)             (6,031)
                                                                             -------------------------------------------------------
           Total shareholders' equity                                                812,551            800,483             727,069
   ---------------------------------------------------------------------------------------------------------------------------------

           Total liabilities and shareholders' equity                        $     7,183,424      $   7,097,881      $    7,069,048
   ---------------------------------------------------------------------------------------------------------------------------------

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    --------------------------------------------------------------------------------------------------------------------------------
                                                WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
    --------------------------------------------------------------------------------------------------------------------------------
                                                      CONSOLIDATED STATEMENTS OF INCOME
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                         First             First
                                                                                                        Quarter           Quarter
    (dollars in thousands, except per share data)                                                         2003              2002
    --------------------------------------------------------------------------------------------------------------------------------
    INTEREST INCOME
      Interest and fees on loans                                                                  $        63,769   $        70,387
      Interest and dividends on investments                                                                22,107            22,877
      Interest on federal funds sold and
         short-term investments                                                                               161             2,419
    --------------------------------------------------------------------------------------------------------------------------------

        Total interest income                                                                              86,037            95,683
    --------------------------------------------------------------------------------------------------------------------------------
    INTEREST EXPENSE
      Interest on deposits                                                                                 12,543            21,947
      Interest on short-term borrowings                                                                       700             1,129
    --------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                                                             13,243            23,076
    --------------------------------------------------------------------------------------------------------------------------------
    NET INTEREST INCOME                                                                                    72,794            72,607
    PROVISION FOR LOAN LOSSES                                                                                 500             3,000
    --------------------------------------------------------------------------------------------------------------------------------
    NET INTEREST INCOME AFTER PROVISION
      FOR LOAN LOSSES                                                                                      72,294            69,607
    --------------------------------------------------------------------------------------------------------------------------------
    NONINTEREST INCOME
      Service charges on deposit accounts                                                                   9,297             9,545
      Secondary mortgage market operations                                                                  2,737             2,050
      Credit card income                                                                                    2,206             1,856
      Trust service fees                                                                                    2,049             2,257
      Other noninterest income                                                                              5,206             4,661
      Securities transactions                                                                                  -                 -
    --------------------------------------------------------------------------------------------------------------------------------
        Total noninterest income                                                                           21,495            20,369
    --------------------------------------------------------------------------------------------------------------------------------
    NONINTEREST EXPENSE
      Employee compensation                                                                                27,832            25,706
      Employee benefits                                                                                     6,658             5,268
                                                                                               -------------------------------------
        Total personnel expense                                                                            34,490            30,974
      Net occupancy expense                                                                                 4,596             5,056
      Equipment and data processing expense                                                                 4,205             5,374
      Telecommunication and postage                                                                         2,079             2,101
      Legal and professional fees                                                                           1,555             1,378
      Amortization of intangibles                                                                           1,461             1,461
      Ad valorem taxes                                                                                      1,873             1,877
      Other noninterest expense                                                                             9,035             8,756
    --------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                                                          59,294            56,977
    --------------------------------------------------------------------------------------------------------------------------------
    INCOME BEFORE INCOME TAXES                                                                             34,495            32,999
    INCOME TAX EXPENSE                                                                                     11,025            10,907
    --------------------------------------------------------------------------------------------------------------------------------
    NET INCOME                                                                                    $        23,470   $        22,092
    --------------------------------------------------------------------------------------------------------------------------------

    EARNINGS PER SHARE
      Basic                                                                                       $           .59   $           .56
      Diluted                                                                                                 .58               .55
    --------------------------------------------------------------------------------------------------------------------------------

    WEIGHTED-AVERAGE SHARES
         OUTSTANDING
      Basic                                                                                            39,785,332        39,740,776
      Diluted                                                                                          40,216,355        40,166,142
    --------------------------------------------------------------------------------------------------------------------------------

    CASH DIVIDENDS PER SHARE                                                                      $           .30   $           .27
    --------------------------------------------------------------------------------------------------------------------------------

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                                                                        9
    --------------------------------------------------------------------------------------------------------------------------------
                                                WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
    --------------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                First        Fourth         First
                                                                                               Quarter       Quarter       Quarter
                                                                                                 2003          2002          2002
    --------------------------------------------------------------------------------------------------------------------------------
                                  EARNING ASSETS
    --------------------------------------------------------------------------------------------------------------------------------
        Loans**                                                                                 5.74 %        5.97 %        6.47  %
        Investment in securities                                                                4.71          4.88          5.63
        Federal funds sold and short-term investments                                           1.22          1.44          1.72
                                                                                         -------------------------------------------
                Total interest-earning assets                                                   5.39 %        5.55 %        5.85  %
                                                                                         -------------------------------------------

    ----------------------------------------------------------------------------
                           INTEREST-BEARING LIABILITIES
    ----------------------------------------------------------------------------

        Interest-bearing deposits
             NOW account deposits                                                                .53 %         .62 %        1.05  %
             Money market investment deposits                                                   1.06          1.24          1.62
             Savings deposits                                                                    .56           .67           .81
             Other time deposits                                                                2.13          2.33          3.50
             Time deposits $100,000 and over                                                    1.79          1.98          2.77
                                                                                         -------------------------------------------
                Total interest-bearing deposits                                                 1.24          1.42          2.04
                                                                                         -------------------------------------------


        Short-term borrowings                                                                    .65           .74           .92
                                                                                         -------------------------------------------
                Total interest-bearing liabilities                                              1.18 %        1.35 %        1.93  %
                                                                                         -------------------------------------------
    ----------------------------------------------------------------------------
                        NET INTEREST SPREAD (tax-equivalent)
    ----------------------------------------------------------------------------
        Yield on earning assets less cost of interest-
             bearing liabilities                                                                4.21 %        4.20 %        3.92 %
                                                                                         -------------------------------------------
    ----------------------------------------------------------------------------
                        NET INTEREST MARGIN (tax-equivalent)
    ----------------------------------------------------------------------------
        Net interest income (tax-equivalent) as a
             percentage of average earning assets                                               4.57 %        4.61 %        4.45 %
                                                                                         -------------------------------------------
    ----------------------------------------------------------------------------
                                   COST OF FUNDS
    ----------------------------------------------------------------------------
        Interest expense as a percentage of average interest-
             bearing liabilities plus interest-free funds                                        .82 %         .94 %        1.40 %
    --------------------------------------------------------------------------------------------------------------------------------
      * Based on a 35% tax rate.
     ** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.
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                                                                       10
    --------------------------------------------------------------------------------------------------------------------------------
                                                  WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
    --------------------------------------------------------------------------------------------------------------------------------
                                                                 LOAN QUALITY
    --------------------------------------------------------------------------------------------------------------------------------

                                                                                     First           First
                                                                                    Quarter         Quarter
    (dollars in thousands)                                                           2003            2002
    ------------------------------------------------------------------------------------------------------------
                             ALLOWANCE FOR LOAN LOSSES
    ----------------------------------------------------------------------------

    Allowance for loan losses at beginning of period                             $    66,115      $   71,633
    Provision for loan losses                                                            500           3,000
    Loans charged off during period                                                   (2,006)         (4,364)
    Recoveries on loans previously charged off                                         1,269           1,400
                                                                                --------------------------------
         Net loans charged off during period                                            (737)         (2,964)
                                                                                --------------------------------

    Allowance for loan losses at end of period                                   $    65,878      $   71,669
                                                                                --------------------------------

    Net annualized charge-offs as a percentage
        of average loans                                                                 .07 %           .27 %

    Gross annualized charge-offs as a percentage of
        average loans                                                                    .18 %           .40 %

    Recoveries as a percentage of gross charge-offs                                    63.26 %         32.08 %

    Allowance for loan losses as a percentage of
        loans, at end of period                                                         1.46 %          1.64 %
                                                                                ----------------------------------


                                                                                ----------------------------------------------------
                                                                                    March 31       December 31      March 31
                                                                                      2003            2002            2002
    --------------------------------------------------------------------------------------------------------------------------------
                               NONPERFORMING ASSETS
    ----------------------------------------------------------------------------
    Loans accounted for on a nonaccrual basis                                    $    41,050      $   37,959      $   42,279
    Restructured loans                                                                   243             336             371
                                                                                ----------------------------------------------------
         Total nonperforming loans                                                    41,293          38,295          42,650
    Foreclosed assets and surplus property                                             3,283           3,854           3,281
                                                                                ----------------------------------------------------
         Total nonperforming assets                                              $    44,576      $   42,149      $   45,931
                                                                                ----------------------------------------------------

    Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of period                         .98 %           .95 %          1.05 %

    Allowance for loan losses as a percentage of
        nonaccruing loans, at end of period                                           160.48 %        174.17 %        169.51 %

    Allowance for loan losses as a percentage of
        nonperforming loans, at end of period                                         159.54 %        172.65 %        168.04 %

    Loans 90 days past due still accruing                                        $     3,926      $    5,817      $    6,812

    Loans 90 days past due still accruing as a
        percentage of loans, at end of period                                            .09 %           .13 %           .16 %
    --------------------------------------------------------------------------------------------------------------------------------

                                                                          -END-